Subsequent Events	9 Months Ended	11 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 15. Subsequent Events
O
n
November 5
, 2021, the Company entered into a definitive agreement to acquire 100%
of the equity interest of Corporate Screening Services, Inc. (“Corporate Screening”), a U.S.-based healthcare and higher education focused screening and compliance solutions provider headquartered in Cleveland, Ohio. This acquisition strengthens the Company’s healthcare and higher education solutions by adding technology and expertise tailored to those customers.
On November 6, 2021, the Company entered into a definitive agreement to acquire
100%
of the equity interest of MultiLatin Advisors, S.A. de C.V. (“MultiLatin”), a Mexico-based background screening and verifications provider. This acquisition strategically expands the Company’s presence in Latin America.
These cash transactions have a total purchase price of approximately $41.2 million and are expected to be completed in the fourth quarter of 2021, subject to customary closing conditions and working capital adjustments.

17.	SUBSEQUENT EVENTS
The Company has evaluated events that occurred subsequent to December 31, 2020 for potential recognition and disclosure in these consolidated financial statements. Any material subsequent events were evaluated through the date of issuance, April 2, 2021, of these consolidated financial statements and updated such evaluation for disclosure purposes through June 14, 2021, with respect to the stock split as discussed below.
In February 2021, the Company refinanced its Successor First Lien Credit Facility term loan at an increased principal amount of $766.6 million due January 31, 2027, carrying a reduced interest rate of 3.00% to 3.25%, based on the first lien leverage ratio, plus LIBOR. No changes were made to the associated revolving line of credit due January 31, 2025. In connection with the refinancing of our Successor First Lien Credit Facility term loan, we fully repaid our Successor Second Lien Credit Facility. As a result of these transactions the Company will record a total loss on extinguishment of debt of approximately $13.9 million, composed of the write-off
of unamortized deferred financing costs plus a prepayment premium, accrued interest, and other miscellaneous fees.
In March 2021, the Company, through its wholly-owned subsidiary in the United Kingdom, entered into an agreement to acquire certain assets comprising the background screening business unit from GB Group PLC for £5.4 million, or approximately $7.5 million. The transfer of ownership became effective on March 31, 2021 and will establish the Company as one of the largest background screening providers in the region. The Company will be deemed to be the acquirer under ASC 805, and, as a result, will record the related purchase accounting in the first quarter of 2021.
In connection with preparing for an initial public offering, the Company’s Board of Directors approved and made effective a 1,300,000-for-one stock split of the Company’s common stock on June 11, 2021. The par value per share of common stock remained unchanged at $0.001 per share. Authorized shares were increased from 10,000 shares to 1,000,000,000 shares. The accompanying financial statements and notes thereto give retroactive effect to the stock split for all Successor periods presented. All common share and per share amounts in the accompanying financial statements and notes have been retroactively adjusted to give effect to the stock split, including reclassifying an amount equal to the increase in aggregate par value of “common stock” from “additional paid-in capital.”